EXHIBIT 33.3


                              [JPMorganChase] [LOGO]                EXHIBIT 33.3

                 MANAGEMENT'S REPORT ON ASSESSMENT OF COMPLIANCE
                       WITH APPLICABLE SERVICING CRITERIA


        JPMorgan Chase Bank, National Association (the "Asserting Party") is responsible for assessing compliance as of September 30, 2006 and for the period from January 1, 2006 through September 30, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122 (d) of the Code of Federal Regulations (the "CFR"), to the extent required by the related transaction agreements excluding the criteria set forth in 17 CFR 229.1122(d)
(1)(ii)-(iv), (2)(iii), (2)(vi), and (4)(x)-(xv), which the Asserting Party has concluded are not applicable to the activities it performs with respect to the asset-backed securitization transactions covered by this report (such criteria, after giving effect to the exclusions identified above, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by insurance receivables, for which transactions the Asserting Party acts as Indenture Trustee, that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, where the related asset-backed securities were issued during the Reporting Period (the "Platform"), as listed in Appendix A.

        The Asserting Party has (i) used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of September 30, 2006 and for the Reporting Period with respect to the Platform, taken as a whole

        PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform, on our assessment of compliance with the Applicable Servicing Criteria as of September 30, 2006 and for the Reporting Period as set forth in this report.


JPMorgan Chase Bank, National Association, as Indenture Trustee



/s/ Joseph Giordano

Joseph Giordano, Senior Vice President
Date:  March 1, 2007

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                                   APPENDIX A

                      Genworth Global Funding Trust 2005-A
.................................................................................
                      Genworth Global Funding Trust 2006-A
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                      Genworth Global Funding Trust 2006-B
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                      Genworth Global Funding Trust 2006-C
.................................................................................
                      Genworth Global Funding Trust 2006-D
.................................................................................
                      Genworth Global Funding Trust 2006-E
.................................................................................
                      Genworth Global Funding Trust 2006-F
.................................................................................
                   Hartford Life Global Funding Trust 2006-001
.................................................................................
                   Hartford Life Global Funding Trust 2006-002
.................................................................................
                   Hartford Life Global Funding Trust 2006-003
.................................................................................
                   Hartford Life Global Funding Trust 2006-004
.................................................................................
                   Hartford Life Global Funding Trust 2006-005
.................................................................................
                   Hartford Life Global Funding Trust 2006-006
.................................................................................
                   Hartford Life Global Funding Trust 2006-007
.................................................................................
                   Hartford Life Global Funding Trust 2006-008
.................................................................................
                   Hartford Life Global Funding Trust 2006-009
.................................................................................
                   Hartford Life Global Funding Trust 2006-010
.................................................................................
                   Hartford Life Global Funding Trust 2006-011
.................................................................................
                   Hartford Life Global Funding Trust 2006-012
.................................................................................
                   Hartford Life Global Funding Trust 2006-013
.................................................................................
                   Hartford Life Global Funding Trust 2006-014
.................................................................................
                   Hartford Life Global Funding Trust 2006-015
.................................................................................
                   Hartford Life Global Funding Trust 2006-016
.................................................................................
                   Hartford Life Global Funding Trust 2006-017
.................................................................................
                   Hartford Life Global Funding Trust 2006-018
.................................................................................
                   Hartford Life Global Funding Trust 2006-019
.................................................................................
                   Hartford Life Global Funding Trust 2006-020
.................................................................................
                   Hartford Life Global Funding Trust 2006-021
.................................................................................
                   Hartford Life Global Funding Trust 2006-022
.................................................................................
                   Hartford Life Global Funding Trust 2006-023
.................................................................................
                   Hartford Life Global Funding Trust 2006-024
.................................................................................
                   Hartford Life Global Funding Trust 2006-025
.................................................................................
                   Hartford Life Global Funding Trust 2006-026
.................................................................................
                   Hartford Life Global Funding Trust 2006-027
.................................................................................
                   Hartford Life Global Funding Trust 2006-028
.................................................................................
                   Hartford Life Global Funding Trust 2006-029
.................................................................................
                   Hartford Life Global Funding Trust 2006-030
.................................................................................
                   Hartford Life Global Funding Trust 2006-031
.................................................................................
                   Hartford Life Global Funding Trust 2006-032
.................................................................................
                   Hartford Life Global Funding Trust 2006-033
.................................................................................
                   Hartford Life Global Funding Trust 2006-034
.................................................................................
                   Hartford Life Global Funding Trust 2006-035
.................................................................................
                   Hartford Life Global Funding Trust 2006-036
.................................................................................
                   Hartford Life Global Funding Trust 2006-037
.................................................................................
                   Hartford Life Global Funding Trust 2006-038
.................................................................................
                   Hartford Life Global Funding Trust 2006-039
.................................................................................
                   Hartford Life Global Funding Trust 2006-040
.................................................................................
                   Hartford Life Global Funding Trust 2006-041
.................................................................................
                   Hartford Life Global Funding Trust 2006-042
.................................................................................
                   Hartford Life Global Funding Trust 2006-043
.................................................................................
                   Hartford Life Global Funding Trust 2006-044
.................................................................................
                   Hartford Life Global Funding Trust 2006-045
.................................................................................

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                   Hartford Life Global Funding Trust 2006-046
.................................................................................
                   Hartford Life Global Funding Trust 2006-047
.................................................................................
                   Hartford Life Global Funding Trust 2006-048
.................................................................................
                   Hartford Life Global Funding Trust 2006-049
.................................................................................
                   Hartford Life Global Funding Trust 2006-050
.................................................................................
                   Hartford Life Global Funding Trust 2006-051
.................................................................................
                   Hartford Life Global Funding Trust 2006-052
.................................................................................
                   Hartford Life Global Funding Trust 2006-053
.................................................................................
                   Hartford Life Global Funding Trust 2006-054
.................................................................................
                   Hartford Life Global Funding Trust 2006-055
.................................................................................
                   Hartford Life Global Funding Trust 2006-056
.................................................................................
                   Hartford Life Global Funding Trust 2006-057
.................................................................................
                   Hartford Life Global Funding Trust 2006-058
.................................................................................
                   Hartford Life Global Funding Trust 2006-059
.................................................................................
                   Hartford Life Global Funding Trust 2006-060
.................................................................................
                   Hartford Life Global Funding Trust 2006-061
.................................................................................
                   Hartford Life Global Funding Trust 2006-062
.................................................................................
                   Hartford Life Global Funding Trust 2006-063
.................................................................................
                   Hartford Life Global Funding Trust 2006-064
.................................................................................
                   Hartford Life Global Funding Trust 2006-065
.................................................................................
                   Hartford Life Global Funding Trust 2006-066
.................................................................................
                   Hartford Life Global Funding Trust 2006-067
.................................................................................
                   Hartford Life Global Funding Trust 2006-068
.................................................................................
                   Hartford Life Global Funding Trust 2006-069
.................................................................................
                   Hartford Life Global Funding Trust 2006-070
.................................................................................
                   Hartford Life Global Funding Trust 2006-071
.................................................................................
                   Hartford Life Global Funding Trust 2006-072
.................................................................................
                   Hartford Life Global Funding Trust 2006-073
.................................................................................
                   Hartford Life Global Funding Trust 2006-074
.................................................................................
                   Hartford Life Global Funding Trust 2006-075
.................................................................................
                   Hartford Life Global Funding Trust 2006-076
.................................................................................
                   Hartford Life Global Funding Trust 2006-077
.................................................................................
                   Hartford Life Global Funding Trust 2006-078
.................................................................................
                   Hartford Life Global Funding Trust 2006-079
.................................................................................
                   Hartford Life Global Funding Trust 2006-080
.................................................................................
                   Hartford Life Global Funding Trust 2006-081
.................................................................................
                   Hartford Life Global Funding Trust 2006-082
.................................................................................
                   Hartford Life Global Funding Trust 2006-083
.................................................................................
                   Hartford Life Global Funding Trust 2006-084
.................................................................................
                   Hartford Life Global Funding Trust 2006-085
.................................................................................
                   Hartford Life Global Funding Trust 2006-086
.................................................................................
                   Hartford Life Global Funding Trust 2006-087
.................................................................................
                   Hartford Life Global Funding Trust 2006-088
.................................................................................
                   Hartford Life Global Funding Trust 2006-089
.................................................................................
                   Hartford Life Global Funding Trust 2006-090
.................................................................................
                   Hartford Life Global Funding Trust 2006-091
.................................................................................
                   Hartford Life Global Funding Trust 2006-092
.................................................................................
                   Hartford Life Global Funding Trust 2006-093
.................................................................................
                   Hartford Life Global Funding Trust 2006-094
.................................................................................
                   Hartford Life Global Funding Trust 2006-095
.................................................................................
                   Hartford Life Global Funding Trust 2006-096
.................................................................................